knabUNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 23, 2020
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2020, Nancy J. Foster was appointed to the Board of Directors of WSFS Financial Corporation (“WSFS” or the “Company”), effective November 23, 2020. Ms. Foster is currently the President and Chief Executive Officer of The Risk Management Association.

With this appointment, the WSFS Board will have 12 members, nine of whom are independent, including Ms. Foster. Ms. Foster will be entitled to receive cash and equity compensation as a non-employee member of the Board, as described in the section entitled “Compensation of the Board of Directors” in the Company’s 2020 Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2020, the amount of which will be prorated from the date of her appointment. Ms. Foster will stand for reelection at the 2021 Annual Meeting of Stockholders. Ms. Foster will also serve on the Executive Committee of the Board.

There are no arrangements or understandings between Ms. Foster and any other person pursuant to which Ms. Foster was selected as a director, and there are no transactions to which the Company is a party and in which Ms. Foster has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release (“Press Release”) announcing the appointment of Ms. Foster to the WSFS Board of Directors, issued by the Company on November 23, 2020, is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Other Exhibits.
(d) Exhibits.
99.1 Press Release, dated November 23, 2020
104 Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	November 23, 2020	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer